Employee Stock Purchase Plan	3 Months Ended
Mar. 31, 2022
Share-based Payment Arrangement [Abstract]
Employee Stock Purchase Plan
NOTE 15 — Employee Stock Purchase Plan
The 2021 Employee Stock Purchase Plan (the “ESPP”) became effective immediately upon closing of the Merger. Pursuant to the ESPP, 1,126 shares of common stock are initially reserved for issuance. During the term of the ESPP, the number of shares of common stock thereunder automatically increases on each January 1, commencing on January 1, 2023 and ending on (and including) January 1, 2031, by the lesser of (i) 2.5% of the fully diluted shares of common stock as of the last day of the preceding fiscal year and (ii) 1,126 shares (as adjusted pursuant to the terms of the ESPP). No employees participate in the ESPP yet as of the date of this filing.